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                                POWER OF ATTORNEY

          Each of the undersigned officers and/or directors of CheckFree Corporation, a Delaware corporation (the "Company"), hereby appoints as his true and lawful attorney-in-fact, Peter J. Kight, Peter F. Sinisgalli, and Curtis A. Loveland, or any of them individually, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's registration statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale of up to 33,000,000 shares of common stock, $.01 par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 19th day of October, 2000

         SIGNATURE                                           TITLE
         ---------                                           -----

  /s/ Peter J. Kight                 Chairman of the Board of Directors and
------------------------------       Chief Executive Officer
     Peter J. Kight                  (Principal Executive Officer)


  /s/ David E. Mangum                Executive Vice President and Chief
------------------------------       Financial Officer
     David E. Mangum                 (Principal Financial Officer)


  /s/ Gary A. Luoma, Jr.             Vice President, Chief Accounting Officer
------------------------------       and Assistant Secretary
     Gary A. Luoma, Jr.              (Principal Accounting Officer)


  /s/ William P. Boardman            Director
------------------------------
     William P. Boardman

  /s/ James D. Dixon                 Director
------------------------------
     James D. Dixon

  /s/ Henry C. Duques                Director
------------------------------
     Henry C. Duques

  /s/ Mark A. Johnson                Director
------------------------------
     Mark A. Johnson

  /s/ Lewis C. Levin                 Director
------------------------------
     Lewis C. Levin

  /s/ Eugene F. Quinn                Director
------------------------------
     Eugene F. Quinn

  /s/ Jeffrey M. Wilkins             Director
------------------------------
     Jeffrey M. Wilkins